CONFIDENTIAL
Exhibit 10.169

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

FIFTEENTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES

This FIFTEENTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES (“Fifteenth Amendment”) is entered into effective as of  May 5, 2009
(“Fifteenth Amendment Effective Date”), by and between GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, “GCI”) with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2783 and MCI COMMUNICATIONS SERVICES, INC., d/b/a VERIZON BUSINESS SERVICES (successor-in-interest to MCI Network Services, Inc., which was formerly known as MCI WORLDCOM Network Services (“Verizon”) with offices located at 1133 19th Street N.W. Washington, D.C. 20036 (GCI with Verizon, collectively the “Parties,” and individually, a “Party”).

RECITALS

WHEREAS, GCI and Verizon entered into that certain Contract for Alaska Access Services dated January 1, 1993 (“Original Agreement”), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001, (vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001, (viii) the Eighth Amendment to Contract for Alaska Access Services dated as of July 1, 2003, (ix) the Ninth Amendment to Contract for Alaska Access Services dated as of January 23, 2005, (x) the Tenth Amendment to Contract for Alaska Access Services dated as of May 1, 2006, (xi) the Eleventh Amendment to Contract for Alaska Access Services dated as of January 1, 2007, (xii) the Twelfth Amendment to Contract for Alaska Access Services dated as of December 13, 2007, (xiii) the Thirteenth Amendment to Contract for Alaska Access Services dated as of December 21, 2007, and (xiv) the Fourteenth Amendment to Contract for Alaska Access Services dated as of May 15, 2008 (collectively, “Agreement”), which set forth the general terms and conditions under which GCI provides certain telecommunications services to Verizon; and

WHEREAS, the Parties desire to further modify the Agreement, and also in particular as amended by the Twelfth Amendment to the Agreement, in accordance with the terms and conditions set forth herein

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

I.  New Definition.  Section 1 DEFINITIONS of the Agreement is hereby amended to add the following new definition:

L. ***:  A *** to be *** Section 2.B.(16).

II.  ***.  As of the Effective Date, the following shall be added as a new Section 2.B.(16) in the Agreement:

(16).  A. ***:  *** and *** for *** within *** (“***”).  *** shall *** and ***.  *** (“***”)  shall *** of *** for ***.  In the event ***, ***.

*** a $*** for ***.  The $*** shall *** for ***.  *** the $*** for the *** and/or ***.

*** shall be ***.  *** shall *** to ***.  *** shall ***, where *** from ***.  *** may *** of the ***.  *** shall be ***, ***, *** that *** from ***, *** and ***, and also ***, ***.

*** using ***, and ***, but *** in writing, ***.  *** shall ***, *** at *** at *** the *** in ***.

*** to ***, ***, ***, ***, *** and *** to *** the ***.

(16).B  - ***. For ***, ***, ***, ***, ***, *** in comments *** that ***.  The **** (***) *** of ***.  *** with a *** the ***.  *** other *** the ***.

III.
1.           Section 5. TEAMING ACTIVITIES, of the Agreement (as added by the Twelfth Amendment to the Agreement) is hereby amended as follows:
(i)           Subsection A. of Section 5 is deleted in its entirety and replaced with the following:

***, the ***., ***, ***. (“***”), *** (“***”, “Project” *** of *** the *** as ***, *** and ***, ***, *** and ***.

(ii)           Subsections B, C and D of Section 5 are deleted in their entirety.

2.           Section 6. ALLOCATION OF COSTS, is deleted in its entirety and replaced with the following new Section 6, NETWORK SECURITY/COMPLIANCE, as follows:

6.           NETWORK SECURITY; LEGAL COMPLIANCE

A.  Background Checks

All persons that GCI uses to perform Services that involve physical or electronic access to Verizon Business networks or facilities shall first undergo and pass a background check to include criminal history checking, drug testing[federal law limitation?], and verification of education, employment history, Social Security Number and legal right to work (collectively referred to as “background checks”), substantively equivalent to the background checks that Verizon Business performs on its own employees.  Requirements for background checks are available from Verizon Business upon request.  By giving persons physical or electronic access to Verizon Business networks or facilities, GCI is deemed to be certifying that such persons have successfully passed background checks.

GCI represents and warrants that persons used by GCI to perform Services that involve physical or electronic access to Verizon Business networks or facilities have successfully passed background checks.

B.  No Offshoring

Notwithstanding any other term or condition of the Agreement to the contrary, GCI represents, warrants, and covenants that no Service performed by GCI pursuant to this Agreement shall be provided, directed, controlled, supervised, or managed from a site located outside of the United States, and that no Confidential Information or other data relating to any such Service shall be transmitted, stored, or accessed electronically, from, at, in, or through a site located outside of the United States.

C.  Network Security

GCI has implemented and shall maintain a commercially-reasonable written information security program intended to prevent unauthorized access to or use of GCI’s network and business systems and to protect the security of information on GCI's network and business systems.  GCI shall immediately notify Verizon Business if it learns of any situation that may have resulted in the unauthorized use or disclosure of Verizon Business Confidential Information and assist Verizon Business in investigating, assessing, and mitigating the extent and nature of the unauthorized use or disclosure.  Such notice shall be provided by e-mail simultaneously to security.issues@verizon.com and to GCI’s customary point-of-contact at Verizon Business, and shall be followed-up with notice to the contract notice addresses for Verizon Business set forth in this Agreement in accordance with the procedures specified therein.

GCI represents and warrants that GCI’s arrangements with its subcontractors and interconnecting carriers with respect to transport and delivery of network-based communications are consistent with customary practice and usage in the telecommunications industry with respect to implementing appropriate safeguards intended to protect the security and confidentiality of the information transmitted over shared networks, and comply with all applicable laws including without limitation the customer proprietary network information requirements under Section 222 of the Communications Act of 1934, as amended, and the Electronic Communications Privacy Act, as amended.

D.  Disposal of Equipment; Destruction of Confidential Information

GCI shall ensure that disposal of Confidential Information and of electronic media (e.g., hard disks, thumb-drives) on which Confidential Information is or has been stored or maintained is accomplished in a manner that either (a) destroys the media on which such information is or was stored or maintained and thereby makes recovery of such information impossible, or (b) removes such information from the media, or renders such information irretrievable, such that data recovery is not possible.

E.  Compliance With Privacy Laws

GCI understands and acknowledges that information it may obtain from Verizon Business or a Verizon Business Customer in connection with GCI’s provision of the Services may be covered by one or more legal regimes intended to address privacy, security, identity theft, or other such issues, including without limitation California Civil Code §1798.82 and similar state laws; the Fair and Accurate Credit Transactions Act of 2003, Public Law 108-159; customer proprietary network information (CPNI) requirements under Section 222 of the Communications Act of 1934; and the Electronic Communications Privacy Act.  GCI shall comply in full with all such legal requirements.  In addition, GCI shall treat all information obtained from Verizon Business or a Verizon Business Customer as Verizon Business Confidential Information, in accordance with this Agreement.

F.  Verizon Supplier Code of Conduct

GCI agrees to comply with Verizon's Supplier Code of Conduct located at http://responsibility.verizon.com/our-principles/ethics.htm which may be updated from time to time, or with GCI’s own code of conduct to the extent it is substantially similar in scope and nature to Verizon’s.  References to Supplier in the Supplier Code of Conduct shall mean GCI.

3.           Section 9. SUBCONTRACT, of the Agreement is hereby deleted in its entirety and replaced with the following new section 9:

9.           SUBCONTRACT.

GCI agrees to act as a subcontractor to Verizon for the Networx Project and to provision telecommunications services in support of Verizon’s Networx telecommunications service requirements in Alaska, if and when requested by Verizon in writing, and all in accordance with and subject to the Agreement, and in particular as amended by the Twelfth Amendment and all Exhibits thereto.  GCI also agrees to the incorporation of any additional necessary or appropriate “flow-down” clauses and other provisions from the prime contract between Verizon and Customer as Verizon deems necessary in its sole discretion to enable it to comply with its prime contract obligations and to provide Verizon the required control over GCI’s support of the Project, provided that Verizon gives adequate and reasonable notice of such provisions to GCI, and that if such provisions require significant additional services, reasonable additional compensation will be provided.  GCI will represent the best interests of Verizon when conducting business with the Local Exchange Carriers and other parties necessary to ensure successful results in ordering Services.

4.           Section 13 TERMINATION OF TEAMING ACTIVITIES is hereby deleted in its entirety and replaced with the following new Section 13:

13.
EARLY TERMINATION OF SERVICE ORDER SUPPORTING GOVERNMENT CONTRACT.  If a Service Order is entered into by Verizon and GCI in support of a government contract (which fact, for the convenience of the Parties may be noted on the Service Order), and the government terminates its contract with Verizon, Verizon may terminate the Service Order without penalty or payment of any early termination fees that might otherwise apply under this Agreement upon ten (10) days notice to GCI.  Verizon will pay for Services up to the date of termination.

IV.           Effect of Amendment.  All other terms and conditions of the Agreement not expressly modified by this Fifteenth Amendment shall remain in full force and effect.  The Parties hereby affirm and agree such terms remain binding.

V.           Further Assurances.  The Parties shall cooperate in good faith, and enter into such other instruments and take such actions, as may be necessary or desirable, to fully implement the intent of this Fifteenth Amendment.

VI.           Counterparts; Signatures.  This Fifteenth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same instrument.  When signed by each Party’s authorized representative, a facsimile copy of this Fifteenth Amendment shall have the same force and effect as one bearing an original signature.

VII.           Entire Agreement.  This Fifteenth Amendment, together with the Agreement, including exhibits hereto and other documents incorporated by reference, contains the complete agreement of the Parties with regard to the subject matter herein and supersedes and replaces all other prior contracts and representations concerning its subject matter.  In the event of a conflict between the terms of this Fifteenth Amendment and the Agreement, the terms of this Fifteenth Amendment shall control.  Any further amendments to the Agreement must be in writing and signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Fifteenth Amendment as of the Fifteenth Amendment Effective Date.

MCI COMMUNICATIONS SERVICES, INC.

By: /s/ Peter Reynolds__________________

Printed Name: Peter Reynolds ___________

Title: _______________________________

GCI COMMUNICATION CORP.

By: /s/ Richard Westlund_______________
Printed Name: Richard Westlund
Title: Senior Vice President & General Manager, Network Access Services

GENERAL COMMUNICATION, INC.

By: /s/ Richard Westlund_______________
Printed Name: Richard Westlund
Title: Senior Vice President & General Manager, Network Access Services